Exhibit 10.216

CHICAGO TITLE INSURANCE COMPANY
National Commercial Services-Atlanta
5565 Glenridge Connector
Suite 300
Atlanta, GA 30342

Christopher J. Valentine Vice President/Operations Officer Direct Dial (404) 419-3203
Facsimile (404) 303-6307
Chris.Valentine@fntq.com

CTIC ATLANTA NCS FILE NO.: ATL-140907

To whom it may concern,

We certify that this is a true, correct and accurate copy of the original instrument, to which this letter is attached.

Chicago Title Insurance Company

By:

When recorded, return to:

Michael P. Van Voorhis,
Esquire Troutman Sanders LLP
Post Office Box 1122
Richmond, Virginia 23218-1122

ARIUM Grande Lakes (f/k/a Venue Apartments)

ASSIGNMENT OF SECURITY INSTRUMENT

(MULTIFAMILY MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING)

WALKER & DUNLOP, LLC, a Delaware limited liability company, whose address is 7501 Wisconsin Avenue, Suite 1200E, Bethesda, Maryland 20814 ("Lender"), as the holder of the instrument hereinafter described and for valuable consideration hereby endorses, assigns and delivers to FANNIE MAE, a corporation organized under the laws of the United States of America, whose address is c/o Walker & Dunlop, LLC, 7501 Wisconsin Avenue, Suite 1200E, Bethesda, Maryland 20814, its successors, participants and assigns, all right, title and interest of Lender in and to the following:

A Consolidated, Amended and Restated Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, among BR Carroll Arium Grande Lakes Owner, LLC, a Delaware limited liability company (the "Borrower"), and Lender, as Mortgagee, dated as of the 4th day of November, 2014, and recorded immediately prior hereto, in the Records of Orange County, Florida, securing the payment of a Consolidated, Amended and Restated Multifamily Note, dated as of the 4th day of November, 2014, in the original principal amount of $29,444,000.00 made by the Borrower, payable to the order of Lender, and creating a first lien on the property described in Exhibit A attached hereto and by this reference made a part hereof.

Together with any and all mortgages, notes and obligations therein described, the debt secured thereby and all sums of money due and to become due thereon, with the interest provided for therein, and hereby irrevocably appoints assignee hereunder its attorney to collect and receive such debt, and to foreclose, enforce and satisfy the foregoing the same as it might or could have done were these presents not executed, but at the cost and expense of assignee.

Together with any and all other liens, privileges, security interests, rights, entitlements, equities, claims and demands as to which assignor hereunder possesses or to which assignor is otherwise entitled as additional security for the payment of the notes and other obligations described herein.

This Assignment shall be governed in all respects by the laws of the state in which the aforementioned instrument was recorded and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, Lender has caused its name to be signed hereto by Jenna Treible, its Vice President, and does hereby appoint said Jenna Treible its authorized officer to execute, acknowledge and deliver these presents on its behalf, all done as of this 4th day of November, 2014.

WITNESS:
/s/ Blake Porche		WALKER & DUNLOP, LLC, a Delaware limited
Print Name:	Blake Porche	liability company

/s/ W. Ryan Potts		By:	/s/ Jamie Petitt
Print Name:	W. Ryan Potts		Jamie Petitt
Closing Officer

STATE OF          Georgia

CITY/COUNTY OF Dekalb         , ss:

I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the state aforesaid and in the county aforesaid to take acknowledgments, personally appeared Jamie Petitt, to me known to be the person described in and who executed the foregoing instrument as the Closing Officer of Walker & Dunlop, LLC, a Delaware limited liability company, and acknowledged to me that she as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained in the name of such limited liability company by herself as Closing Officer.

Witness my hand and official seal in the county and state aforesaid, this 3rd day of November, 2014.

/s/ Holly B. Shonsky
Notary Public

My Commission Expires: September 5, 2016

EXHIBIT 'A'

LEGAL DESCRIPTION

lLot 1, Grande Lakes Apartments, according to the plat thereof as recorded in Plat Book 59, Pages 46 and 47, Public Records of Orange County, Florida

TOGETHER WITH:

Tracts "A" and "B", Grande Lakes Apartments, according to the plat thereof, as recorded in Plat Book 59, Pages 46 and 47, Public Records of Orange County, Florida.

ALSO TOGETHER WITH:

Non-exclusive easements for drainage set forth in Declaration of Covenants, Conditions, Restrictions, Easements and Reservations for Grande Lakes Master Stormwater Management System, recorded on August 7, 2003, Official Records Book 7038, Page 2091, Public Records of Orange County, Florida.